                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Brennan Packing Co., Inc. (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst
O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING                 President and Director
     -------------------------------------------        (Principal Executive Officer)
                 R. Randolph Devening

                /s/  WILLIAM L. BRADY                   Vice President, Controller and                     , 1996
     -------------------------------------------        Director
                   William L. Brady                     (Principal Accounting Officer)

                 /s/  BRYANT P. BYNUM                   Vice President, Treasurer and
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                 /s/  HORST O. SIEBEN                   Director
     -------------------------------------------
                   Horst O. Sieben

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Continental Deli Foods, Inc. (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
               /s/  RAYMOND J. HAEFELE                  President
     -------------------------------------------        (Principal Executive Officer)
                  Raymond J. Haefele

                /s/  WILLIAM L. BRADY                   Vice President, Assistant Controller
     -------------------------------------------        and Director
                   William L. Brady

                 /s/  BRYANT P. BYNUM                   Vice President, Treasurer and                      , 1996
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                  /s/  DIANE EMRICK                     Controller
     -------------------------------------------        (Principal Accounting Officer)
                     Diane Emrick

                 /s/  HORST O. SIEBEN                   Director
     -------------------------------------------
                   Horst O. Sieben

              /s/  R. RANDOLPH DEVENING                 Director
     -------------------------------------------
                 R. Randolph Devening

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Doskocil Food Service Company, L.L.C. (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
            CONTINENTAL DELI FOODS, INC.:

               /s/  RAYMOND J. HAEFELE                  President
     -------------------------------------------        (Principal Executive Officer)
                  Raymond J. Haefele

                /s/  WILLIAM L. BRADY                   Vice President, Assistant Controller
     -------------------------------------------        and Director
                   William L. Brady

                 /s/  BRYANT P. BYNUM                   Vice President, Treasurer and                      , 1996
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                  /s/  DIANE EMRICK                     Controller
     -------------------------------------------        (Principal Accounting Officer)
                     Diane Emrick

                 /s/  HORST O. SIEBEN                   Director
     -------------------------------------------
                   Horst O. Sieben

              /s/  R. RANDOLPH DEVENING                 Director
     -------------------------------------------
                 R. Randolph Devening

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
RKR-GP, INC.:

              /s/  WILLIAM E. ROSENTHAL                 President and Director
     -------------------------------------------        (Principal Executive Officer)
                 William E. Rosenthal

                 /s/  TONY L. PRATER                    Vice President and Director
     -------------------------------------------
                    Tony L. Prater

               /s/  JOSEPH C. PENSHORN                  Treasurer and Director
     -------------------------------------------
                  Joseph C. Penshorn

                 /s/  HOWARD S. KATZ                    Vice President and Director                        , 1996
     -------------------------------------------
                    Howard S. Katz

                 /s/  BRYANT P. BYNUM                   Vice President, Assistant Secretary
     -------------------------------------------        and Assistant Treasurer
                   Bryant P. Bynum                      (Principal Financial Officer)

                /s/  WILLIAM L. BRADY                   Vice President and Assistant Secretary
     -------------------------------------------        (Principal Accounting Officer)
                   William L. Brady

              /s/  R. RANDOLPH DEVENING                 Director
     -------------------------------------------
                 R. Randolph Devening

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Doskocil Specialty Brands Company (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
                /s/  PATRICK A. O'RAY                   President
     -------------------------------------------        (Principal Executive Officer)
                   Patrick A. O'Ray

                /s/  WILLIAM L. BRADY                   Vice President, Assistant Controller
     -------------------------------------------        and Director
                   William L. Brady

                 /s/  BRYANT P. BYNUM                   Vice President, Treasurer and                      , 1996
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                   /s/  ROBIN BHAT                      Controller
     -------------------------------------------        (Principal Accounting Officer)
                      Robin Bhat

                 /s/  HORST O. SIEBEN                   Director
     -------------------------------------------
                   Horst O. Sieben

              /s/  R. RANDOLPH DEVENING                 Director
     -------------------------------------------
                 R. Randolph Devening

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of FBAI Investments Corporation (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING                 President and Director
     -------------------------------------------        (Principal Executive Officer)
                 R. Randolph Devening

                /s/  WILLIAM L. BRADY                   Vice President, Controller and                     , 1996
     -------------------------------------------        Director
                   William L. Brady                     (Principal Accounting Officer)

                 /s/  BRYANT P. BYNUM                   Vice President, Treasurer and
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                 /s/  HORST O. SIEBEN                   Director
     -------------------------------------------
                   Horst O. Sieben

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of KPR Holdings, L.P. (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst
O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
RKR-GP, INC.:

              /s/  WILLIAM E. ROSENTHAL                 President and Director
     -------------------------------------------        (Principal Executive Officer)
                 William E. Rosenthal

                 /s/  TONY L. PRATER                    Vice President and Director
     -------------------------------------------
                    Tony L. Prater

               /s/  JOSEPH C. PENSHORN                  Treasurer and Director
     -------------------------------------------
                  Joseph C. Penshorn

                 /s/  HOWARD S. KATZ                    Vice President and Director                        , 1996
     -------------------------------------------
                    Howard S. Katz

                 /s/  BRYANT P. BYNUM                   Vice President, Assistant Secretary
     -------------------------------------------        and Assistant Treasurer
                   Bryant P. Bynum                      (Principal Financial Officer)

                /s/  WILLIAM L. BRADY                   Vice President and Assistant Secretary
     -------------------------------------------        (Principal Accounting Officer)
                   William L. Brady

              /s/  R. RANDOLPH DEVENING                 Director
     -------------------------------------------
                 R. Randolph Devening

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of National Service Center, Inc. (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING                 President and Director
     -------------------------------------------        (Principal Executive Officer)
                 R. Randolph Devening

                /s/  WILLIAM L. BRADY                   Vice President, Controller and                     , 1996
     -------------------------------------------        Director
                   William L. Brady                     (Principal Accounting Officer)

                 /s/  BRYANT P. BYNUM                   Vice President, Treasurer and
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                 /s/  HORST O. SIEBEN                   Director
     -------------------------------------------
                   Horst O. Sieben

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Pafco Importing Company, Inc. (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING                 President and Director
     -------------------------------------------        (Principal Executive Officer)
                 R. Randolph Devening

                /s/  WILLIAM L. BRADY                   Vice President, Controller and                     , 1996
     -------------------------------------------        Director
                   William L. Brady                     (Principal Accounting Officer)

                 /s/  BRYANT P. BYNUM                   Vice President, Treasurer and
     -------------------------------------------        Secretary
                   Bryant P. Bynum                      (Principal Financial Officer)

                 /s/  HORST O. SIEBEN                   Director
     -------------------------------------------
                   Horst O. Sieben

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of RKR-GP, Inc. (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------
              /s/  WILLIAM E. ROSENTHAL                 President and Director
     -------------------------------------------        (Principal Executive Officer)
                 William E. Rosenthal

                 /s/  TONY L. PRATER                    Vice President and Director
     -------------------------------------------
                    Tony L. Prater

               /s/  JOSEPH C. PENSHORN                  Treasurer and Director
     -------------------------------------------
                  Joseph C. Penshorn

                 /s/  HOWARD S. KATZ                    Vice President and Director                        , 1996
     -------------------------------------------
                    Howard S. Katz

                 /s/  BRYANT P. BYNUM                   Vice President, Assistant Secretary
     -------------------------------------------        and Assistant Treasurer
                   Bryant P. Bynum                      (Principal Financial Officer)

                /s/  WILLIAM L. BRADY                   Vice President and Assistant Secretary
     -------------------------------------------        (Principal Accounting Officer)
                   William L. Brady

              /s/  R. RANDOLPH DEVENING                 Director
     -------------------------------------------
                 R. Randolph Devening